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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      September 30, 1997
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                                  VOXWARE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        0-021403                36-3934824
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)


305 College Road East, Princeton, New Jersey                  08540
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:      (609) 514-4100
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         Voxware, Inc. (the "Company" or "Voxware") and Netscape Communications Corporation ("Netscape") are parties to a software license agreement pursuant to which Netscape has a license to use and distribute certain of Voxware's products, including the RT24 codec. During the year ended June 30, 1997, license fee revenue earned from Netscape accounted for 16% of the Company's total revenues and 59% of the Company's royalties and recurring license fee revenues.

         On September 30, 1997, Netscape notified the Company of its desire to renegotiate the terms of the license agreement. The Company believes that Netscape is reevaluating certain of its product plans and therefore, Netscape is seeking to modify the Netscape license agreement in such a way that may significantly reduce the revenue the Company earns from Netscape. The Company has entered into negotiations with Netscape with respect to the terms of the license agreement and the Company has agreed to amend the license agreement to allow Netscape to terminate the current agreement at any time after the Company has received payment from Netscape for all quarters through the quarter ending December 31, 1997. There can be no assurance that Netscape will not terminate the license agreement after December 31, 1997 and, if the Netscape license agreement is renegotiated, the Company believes the revised terms may be significantly less attractive to the Company than the terms of the current agreement. If Netscape terminates the Netscape license agreement or does not incorporate and distribute the Company's products and technologies in its own products, the Company's business, operating results and financial condition could be materially adversely affected.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99. Letter Agreement dated September 30, 1997 by and between Voxware, Inc. and Netscape Communications Corporation.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                VOXWARE, INC.



Date: October 1, 1997           By: /s/ Kenneth H. Traub
                                   --------------------------------
                                   Name: Kenneth H. Traub
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Secretary